Exhibit 99.2
Phillips 66 Earnings Release Supplemental Data

CONSOLIDATED INCOME STATMENT

	Millions of Dollars
	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues and Other Income
Sales and other operating revenues*	41,211	43,190	44,146	43,049	171,596	40,283	45,549			85,832
Equity in earnings of affiliates	1,039	618	647	769	3,073	778	764			1,542
Net gain on dispositions	1	41	8	5	55	7	9			16
Other income (loss)	23	49	(7)	20	85	31	17			48
Total Revenues and Other Income	42,274	43,898	44,794	43,843	174,809	41,099	46,339			87,438

Costs and Expenses
Purchased crude oil and products	35,243	37,257	38,717	37,028	148,245	34,381	39,316			73,697
Operating expenses	978	1,032	992	1,204	4,206	1,090	1,077			2,167
Selling, general and administrative expenses	327	368	349	434	1,478	402	412			814
Depreciation and amortization	242	229	233	243	947	234	239			473
Impairments	24	1	1	3	29	1	3			4
Taxes other than income taxes*	3,324	3,501	3,624	3,670	14,119	3,638	3,832			7,470
Accretion on discounted liabilities	6	6	6	6	24	6	6			12
Interest and debt expense	70	69	68	68	275	68	66			134
Foreign currency transaction (gains) losses	2	(18)	—	(24)	(40)	(19)	29			10
Total Costs and Expenses	40,216	42,445	43,990	42,632	169,283	39,801	44,980			84,781
Income from continuing operations before income taxes	2,058	1,453	804	1,211	5,526	1,298	1,359			2,657
Provision for income taxes	663	507	278	396	1,844	426	487			913
Income From Continuing Operations	1,395	946	526	815	3,682	872	872			1,744
Income from discontinued operations**	15	14	14	18	61	706	—			706
Net Income	1,410	960	540	833	3,743	1,578	872			2,450
Less: net income attributable to noncontrolling interests	3	2	5	7	17	6	9			15
Net Income Attributable to Phillips 66	1,407	958	535	826	3,726	1,572	863			2,435
* Includes excise taxes on petroleum products sales:	3,258	3,428	3,568	3,612	13,866	3,522	3,743			7,265
** Net of provision for income taxes on discontinued operations:	8	7	8	11	34	5	—			5

Amounts Attributable to Phillips 66 Common Stockholders:
Income from continuing operations	1,392	944	521	808	3,665	866	863			1,729
Income from discontinued operations	15	14	14	18	61	706	—			706
Net Income Attributable to Phillips 66	1,407	958	535	826	3,726	1,572	863			2,435

Net Income Attributable to Phillips 66
Per Share of Common Stock (dollars)
Basic
Continuing operations	2.23	1.53	0.86	1.35	5.97	1.48	1.52			3.00
Discontinued operations	0.02	0.02	0.02	0.03	0.10	1.21	—			1.23
Net Income Attributable to Phillips 66
Per Share of Common Stock	2.25	1.55	0.88	1.38	6.07	2.69	1.52			4.23
Diluted
Continuing operations	2.21	1.51	0.85	1.34	5.92	1.47	1.51			2.98
Discontinued operations	0.02	0.02	0.02	0.03	0.10	1.20	—			1.21
Net Income Attributable to Phillips 66
Per Share of Common Stock	2.23	1.53	0.87	1.37	6.02	2.67	1.51			4.19

Average Common Shares Outstanding (in thousands)
Basic	625,030	619,143	608,934	598,553	612,918	584,053	565,799			574,876
Diluted	631,288	624,907	614,519	604,165	618,989	589,575	571,285			580,795

SUMMARY OF INCOME (LOSS) ATTRIBUTABLE TO PHILLIPS 66 BY SEGMENT

	Millions of Dollars
	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	111	90	147	121	469	188	108			296
Chemicals	282	181	262	261	986	316	324			640
Refining	904	455	(30)	418	1,747	306	390			696
Marketing and Specialties	190	344	255	105	894	137	162			299
Corporate and Other	(95)	(126)	(113)	(97)	(431)	(81)	(121)			(202)
Discontinued Operations	15	14	14	18	61	706	—			706
Consolidated	1,407	958	535	826	3,726	1,572	863			2,435

SUMMARY OF INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE TAXES BY SEGMENT

	Millions of Dollars
	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	177	141	239	193	750	302	180			482
Chemicals	403	232	367	359	1,361	442	466			908
Refining	1,371	735	(8)	684	2,782	508	647			1,155
Marketing and Specialties	282	531	362	152	1,327	205	248			453
Corporate and Other	(175)	(186)	(156)	(177)	(694)	(159)	(182)			(341)
Consolidated	2,058	1,453	804	1,211	5,526	1,298	1,359			2,657

EFFECTIVE TAX RATES ON INCOME FROM CONTINUING OPERATIONS

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	35.6%	34.8%	36.4%	33.7%	35.2%	35.8%	35.0%			35.5%
Chemicals	30.0%	22.0%	28.6%	27.3%	27.6%	28.5%	30.5%			29.5%
Refining	34.1%	38.1%	(275.0)%	38.9%	37.2%	39.8%	39.7%			39.7%
Marketing and Specialties	32.6%	35.2%	29.6%	30.9%	32.6%	33.2%	34.7%			34.0%
Corporate and Other	45.7%	32.3%	27.6%	45.2%	37.9%	49.1%	33.5%			40.8%
Consolidated	32.2%	34.9%	34.6%	32.7%	33.4%	32.8%	35.8%			34.4%

SUMMARY OF ADJUSTED NET INCOME (LOSS) ATTRIBUTABLE TO PHILLIPS 66 BY SEGMENT

	Millions of Dollars
	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	111	90	147	121	469	188	108			296
Chemicals	282	181	262	261	986	316	324			640
Refining	891	455	(30)	418	1,734	306	390			696
Marketing and Specialties	204	321	255	105	885	137	162			299
Corporate and Other	(95)	(126)	(113)	(97)	(431)	(81)	(121)			(202)
Consolidated	1,393	921	521	808	3,643	866	863			1,729

SPECIAL ITEMS INCLUDED IN NET INCOME ATTRIBUTABLE TO PHILLIPS 66
(AFTER-TAX)

	Millions of Dollars
	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	—	—	—	—	—	—	—			—

Chemicals	—	—	—	—	—	—	—			—

Refining
Tax law impacts	13	—	—	—	13	—	—			—
Total Refining	13	—	—	—	13	—	—			—

Marketing and Specialties
Gain on asset dispositions	—	23	—	—	23	—	—			—
Pending claims and settlements	16	—	—	—	16	—	—			—
Exit of a business line	(34)	—	—	—	(34)	—	—			—
Tax law impacts	4	—	—	—	4	—	—			—
Total Marketing and Specialties	(14)	23	—	—	9	—	—			—

Corporate and Other	—	—	—	—	—	—	—			—

Discontinued Operations	15	14	14	18	61	706	—			706

Total Phillips 66	14	37	14	18	83	706	—			706

By Business Lines/Regions
Midstream
Transportation	—	—	—	—	—	—	—			—
DCP Midstream	—	—	—	—	—	—	—			—
NGL	—	—	—	—	—	—	—			—
Total Midstream	—	—	—	—	—	—	—			—

Refining
Atlantic Basin/Europe	7	—	—	—	7	—	—			—
Gulf Coast	—	—	—	—	—	—	—			—
Central Corridor	3	—	—	—	3	—	—			—
Western/Pacific	2	—	—	—	2	—	—			—
Other Refining	1	—	—	—	1	—	—			—
Total Refining	13	—	—	—	13	—	—			—

Marketing and Specialties
Marketing and Other	20	—	—	—	20	—	—			—
Specialties	(34)	23	—	—	(11)	—	—			—
Total Marketing and Specialties	(14)	23	—	—	9	—	—			—

SPECIAL ITEMS INCLUDED IN INCOME FROM CONTINUING OPERATIONS
(PRE-TAX)

	Millions of Dollars
	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation	—	—	—	—	—	—	—			—
DCP Midstream	—	—	—	—	—	—	—			—
NGL	—	—	—	—	—	—	—			—
Total Midstream	—	—	—	—	—	—	—			—

Chemicals	—	—	—	—	—	—	—			—

Refining
Atlantic Basin/Europe	12	—	—	—	12	—	—			—
Gulf Coast	—	—	—	—	—	—	—			—
Central Corridor	5	—	—	—	5	—	—			—
Western/Pacific	3	—	—	—	3	—	—			—
Other Refining	2	—	—	—	2	—	—			—
Total Refining	22	—	—	—	22	—	—			—

Marketing and Specialties
Marketing and Other	31	—	—	—	31	—	—			—
Specialties	(54)	40	—	—	(14)	—	—			—
Total Marketing and Specialties	(23)	40	—	—	17	—	—			—

Corporate and Other	—	—	—	—	—	—	—			—

Discontinued Operations	23	21	22	29	95	711	—			711

Total Phillips 66	22	61	22	29	134	711	—			711

CASH FLOW INFORMATION

	Millions of Dollars
	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Cash Flows From Operating Activities
Net income	1,410	960	540	833	3,743	1,578	872			2,450
Depreciation and amortization	242	229	233	243	947	234	239			473
Impairments	24	1	1	3	29	1	3			4
Accretion on discounted liabilities	6	6	6	6	24	6	6			12
Deferred taxes	82	80	120	312	594	(444)	(11)			(455)
Undistributed equity earnings	77	(98)	(55)	(278)	(354)	632	(253)			379
Net gain on dispositions	(1)	(41)	(8)	(5)	(55)	(7)	(9)			(16)
Income from discontinued operations	(15)	(14)	(14)	(18)	(61)	(706)	—			(706)
Other	(34)	35	33	161	195	(21)	90			69
Net working capital changes	400	(204)	1,076	(392)	880	123	(107)			16
Net cash provided by continuing operating activities	2,191	954	1,932	865	5,942	1,396	830			2,226
Net cash provided by discontinued operations	22	14	17	32	85	2	—			2
Net Cash Provided by Operating Activities	2,213	968	1,949	897	6,027	1,398	830			2,228

Cash Flows From Investing Activities
Capital expenditures and investments	(382)	(366)	(408)	(623)	(1,779)	(572)	(561)			(1,133)
Proceeds from asset dispositions*	9	60	1,119	26	1,214	507	150			657
Advances/loans—related parties	—	—	(65)	—	(65)	—	(3)			(3)
Collection of advances/loans—related parties	55	45	—	65	165	—	—			—
Other	—	—	—	48	48	13	21			34
Net cash provided by (used in) continuing investing activities	(318)	(261)	646	(484)	(417)	(52)	(393)			(445)
Net cash provided by (used in) discontinued operations	(5)	(5)	(4)	(13)	(27)	(34)	32			(2)
Net Cash Provided by (Used in) Investing Activities	(323)	(266)	642	(497)	(444)	(86)	(361)			(447)

Cash Flows From Financing Activities
Repayment of debt	(3)	(502)	(510)	(5)	(1,020)	(8)	(9)			(17)
Issuance of common stock	(6)	3	(1)	10	6	(20)	8			(12)
Repurchase of common stock	(382)	(546)	(674)	(644)	(2,246)	(640)	(616)			(1,256)
Share exchange—PSPI transaction	—	—	—	—	—	(450)	—			(450)
Dividends paid on common stock	(194)	(192)	(189)	(232)	(807)	(229)	(281)			(510)
Distributions to noncontrolling interests	—	(1)	—	(9)	(10)	(4)	(9)			(13)
Net proceeds from issuance of Phillips 66 Partners LP common units	—	—	404	—	404	—	—			—
Other	—	(3)	(1)	(2)	(6)	(4)	29			25
Net cash used in continuing financing activities	(585)	(1,241)	(971)	(882)	(3,679)	(1,355)	(878)			(2,233)
Net cash provided by (used in) discontinued operations	—	—	—	—	—	—	—			—
Net Cash Used in Financing Activities	(585)	(1,241)	(971)	(882)	(3,679)	(1,355)	(878)			(2,233)

Effect of Exchange Rate Changes on Cash and Cash Equivalents	(26)	6	102	(60)	22	(31)	39			8

Net Change in Cash and Cash Equivalents	1,279	(533)	1,722	(542)	1,926	(74)	(370)			(444)
Cash and cash equivalents at beginning of period	3,474	4,753	4,220	5,942	3,474	5,400	5,326			5,400
Cash and Cash Equivalents at End of Period	4,753	4,220	5,942	5,400	5,400	5,326	4,956			4,956
* Includes return of investments in equity affiliates.

CAPITAL PROGRAM

	Millions of Dollars
	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Consolidated Capital Expenditures and Investments
Midstream	115	131	131	220	597	288	298			586
Chemicals	—	—	—	—	—	—	—			—
Refining	131	151	229	309	820	186	215			401
Marketing and Specialties	97	42	41	46	226	84	26			110
Corporate and Other	39	42	7	48	136	14	22			36
Total Consolidated from Continuing Operations	382	366	408	623	1,779	572	561			1,133

Discontinued Operations	5	5	4	13	27	—	—			—

Proportional Share of Selected Equity Affiliates Capital Expenditures and Investments*
DCP Midstream (Midstream)	274	268	218	211	971	178	176			354
CPChem (Chemicals)	106	142	172	193	613	155	224			379
WRB Refining (Refining)	29	30	19	31	109	23	38			61
Select Equity Affiliates	409	440	409	435	1,693	356	438			794

Total Capital Program*
Midstream	389	399	349	431	1,568	466	474			940
Chemicals	106	142	172	193	613	155	224			379
Refining	160	181	248	340	929	209	253			462
Marketing and Specialties	97	42	41	46	226	84	26			110
Corporate and Other	39	42	7	48	136	14	22			36
Discontinued Operations	5	5	4	13	27	—	—			—
Total Capital Program	796	811	821	1,071	3,499	928	999			1,927

* Includes Phillips 66’s portion of self-funded capital spending by DCP Midstream, LLC (DCP Midstream), Chevron Phillips Chemical Company LLC (CPChem) and WRB Refining.

MIDSTREAM

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream Net Income Attributable to Phillips 66 ($ Millions)
Transportation	45	50	54	50	199	62	60			122
DCP Midstream	56	30	87	37	210	83	33			116
NGL	10	10	6	34	60	43	15			58
Midstream Net Income Attributable
to Phillips 66	111	90	147	121	469	188	108			296

Midstream Income before Income Taxes ($ Millions)
Transportation	75	80	87	83	325	101	105			206
DCP Midstream	87	46	136	63	332	130	52			182
NGL	15	15	16	47	93	71	23			94
Midstream Income before Income Taxes	177	141	239	193	750	302	180			482

Midstream Adjusted EBITDA	244	213	322	288	1,067	384	256			640

Depreciation and Amortization ($ Millions)
Transportation	18	19	19	30	86	19	20			39
DCP Midstream	—	—	—	—	—	—	—			—
NGL	1	—	—	1	2	—	1			1
Total	19	19	19	31	88	19	21			40

Operating and SG&A Expense ($ Millions)
Transportation	93	102	110	103	408	96	109			205
DCP Midstream	—	—	—	2	2	—	—			—
NGL	17	25	15	21	78	17	20			37
Total	110	127	125	126	488	113	129			242

Transportation Volumes (MB/D)
Pipelines*	3,032	3,170	3,222	3,150	3,144	3,101	3,243			3,172
Terminals	1,041	1,194	1,419	1,435	1,274	1,477	1,609			1,543
* Pipelines represent the sum of volumes transported through each separately tariffed pipeline segment, including our share of equity volumes in Yellowstone and Lake Charles pipelines.

PSX Other Volumes
NGL Fractionated (MB/D)*	117	113	123	109	115	112	117			114
* Excludes DCP Midstream.

100% DCP Midstream Results
Net Income Attributable, excludes parent company income tax related to DCP's earnings ($ Millions)	91	78	191	131	491	165	89			254

Depreciation and Amortization ($ Millions)	69	76	82	87	314	85	86			171

Operating and SG&A Expense ($ Millions)	228	236	223	262	949	243	283			526

Net Interest Expense ($ Millions)*	50	52	75	72	249	72	74			146
* Net of interest income.

Capital Expenditures and Investments ($ Millions)	547	537	435	422	1,941	355	353			708

Selected DCP Volumes and Gross Margin
by Major Contract Type (excludes current quarter)
Percentage of Proceeds (long NGL / long Gas)*
Volume (TBtu/d)	4.8	5.0	5.3	5.2	5.1	5.3	**			5.3
Gross Margin ($ Millions)	185	220	230	240	875	265	**			265

Keep-whole (long NGL / short Gas)*
Volume (TBtu/d)	0.6	0.6	0.6	0.6	0.6	0.5	**			0.5
Gross Margin ($ Millions)	45	35	45	45	170	35	**			35

Fee-based Gas (primarily gathering and transport)*
Volume (TBtu/d)	4.5	4.7	4.7	4.6	4.6	4.6	**			4.6
Gross Margin ($ Millions)	65	75	75	90	305	80	**			80

Fee-based NGL Transport and Fractionation
Volume (MB/d)	202	201	209	220	208	242	**			242
Gross Margin ($ Millions)	19	19	25	23	86	26	**			26

Other Gross Margin***
Gross Margin ($ Millions)	153	160	186	172	671	205	**			205

Total Throughput (TBtu/d)	6.9	7.1	7.4	7.2	7.1	7.2	7.3			7.2
NGL Production (MB/d)	396	412	442	452	426	445	452			449
* Certain volumes earn duplicate revenue streams (i.e. both fee plus processing economics).
** Pending DCP Midstream release.
*** Includes NGL/Propane Marketing, MTM, Condensate Sales, Gas Marketing activity and other items.

Weighted Average NGL Price*
DCP Midstream ($/BBL)	37.45	34.58	37.84	41.48	37.84	44.52	39.06			41.81
DCP Midstream ($/gal)	0.89	0.82	0.90	0.99	0.90	1.06	0.93			1.00

* Based on index prices from the Mont Belvieu and Conway market hubs that are weighted by NGL component and location mix.

CHEMICALS

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Chemicals Net Income Attributable to Phillips 66 ($ Millions)	282	181	262	261	986	316	324			640

Chemicals Adjusted EBITDA	482	320	454	454	1,710	534	557			1,091

100% CPChem Results
Net Income (Loss), excludes parent company income tax related to CPChem's earnings ($ Millions)
Olefins and Polyolefins	726	411	677	746	2,560	801	903			1,704
Specialties, Aromatics and Styrenics	56	73	72	—	201	97	52			149
Corporate and Other	29	(14)	(11)	(22)	(18)	(8)	(15)			(23)
Total	811	470	738	724	2,743	890	940			1,830

Income (Loss) before Income Taxes ($ Millions)*
Olefins and Polyolefins	736	421	688	756	2,601	815	918			1,733
Specialties, Aromatics and Styrenics	60	83	81	10	234	105	60			165
Corporate and Other	30	(14)	(11)	(22)	(17)	(8)	(14)			(22)
Total	826	490	758	744	2,818	912	964			1,876
* Excludes CPChem discontinued operations.

Depreciation and Amortization ($ Millions)	64	66	66	82	278	69	69			138

Net Interest Expense ($ Millions)*	(1)	—	(1)	(1)	(3)	—	(1)			(1)
* Net of interest income.

Investing Cash Flows ($ Millions)
Capital Expenditures and Investments	211	284	345	385	1,225	310	447			757
Advances to Equity Companies	45	19	5	98	167	5	21			26
Advance Repayments from Equity Companies	(43)	(12)	—	—	(55)	—	—			—

Externally Marketed Sales Volumes (MM Lbs)
Olefins and Polyolefins	4,036	3,862	3,927	4,246	16,071	4,302	4,395			8,697
Specialties, Aromatics and Styrenics	1,496	1,485	1,577	1,672	6,230	1,569	1,530			3,099
Total	5,532	5,347	5,504	5,918	22,301	5,871	5,925			11,796
* Represents 100 percent of CPChem's outside sales of produced petrochemical products, as well as commission sales from equity affiliates.

Olefins and Polyolefins Capacity Utilization (%)	91%	78%	87%	95%	88%	93%	95%			94%

Market Indicators
U.S. Industry Prices*
Ethylene, Net Transaction Price (cents/lb)	48.00	46.33	45.83	46.50	46.67	48.25	47.17			47.71
HDPE Blow Molding (cents/lb)	91.67	93.67	96.67	100.00	95.50	102.67	104.00			103.33

U.S. Industry Costs*
Ethylene, Cash Cost Weighted Average Feed (cents/lb)	13.80	15.66	16.47	18.60	16.13	19.84	17.05			18.44
HDPE, Total Cash Cost (cents/lb)	69.26	65.55	63.71	64.52	65.76	67.04	66.56			66.80
* Released by IHS. Reflect the IHS analysis of historical market indicators.

REFINING

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Refining Net Income (Loss) Attributable to Phillips 66 ($ Millions)
Atlantic Basin/Europe	95	24	47	(139)	27	16	(10)			6
Gulf Coast	35	(82)	(79)	185	59	77	118			195
Central Corridor	588	395	119	379	1,481	222	229			451
Western/Pacific	63	33	(94)	42	44	(47)	65			18
Other Refining	123	85	(23)	(49)	136	38	(12)			26
Refining Net Income (Loss) Attributable
to Phillips 66	904	455	(30)	418	1,747	306	390			696

Refining Income (Loss) before Income Taxes ($ Millions)
Atlantic Basin/Europe	136	41	59	(191)	45	34	5			39
Gulf Coast	43	(109)	(118)	282	98	122	183			305
Central Corridor	923	626	193	589	2,331	359	367			726
Western/Pacific	95	59	(123)	74	105	(63)	101			38
Other Refining	174	118	(19)	(70)	203	56	(9)			47
Refining Income (Loss) before Income Taxes	1,371	735	(8)	684	2,782	508	647			1,155

Refining Adjusted EBITDA	1,560	937	199	887	3,583	722	883			1,605

Realized Refining Margins ($/BBL)*
Atlantic Basin/Europe	8.61	6.83	6.59	5.12	6.87	7.46	6.06			6.74
Gulf Coast	8.08	3.89	3.35	9.12	6.04	8.64	8.12			8.37
Central Corridor	27.29	19.45	9.80	18.50	18.62	15.21	14.91			15.06
Western/Pacific	9.64	8.80	4.77	9.51	8.20	7.02	10.53			8.83
Worldwide	13.78	9.70	5.94	10.50	9.90	9.88	9.66			9.77
* Based on total processed inputs and includes proportional share of refining margins contributed by certain equity affiliates.

Depreciation and Amortization ($ Millions)*
Atlantic Basin/Europe	42	43	43	42	170	46	47			93
Gulf Coast	52	54	50	50	206	49	50			99
Central Corridor	27	22	21	23	93	23	22			45
Western/Pacific	53	50	51	52	206	51	52			103
Other Refining	3	(1)	5	3	10	3	3			6
Total	177	168	170	170	685	172	174			346
* Excludes D&A of all equity affiliates.

Operating and SG&A Expense ($ Millions)*
Atlantic Basin/Europe	262	279	238	354	1,133	274	248			522
Gulf Coast	330	297	309	326	1,262	363	329			692
Central Corridor	98	98	114	116	426	113	123			236
Western/Pacific	185	200	199	222	806	227	223			450
Other Refining	26	40	35	85	186	27	33			60
Total	901	914	895	1,103	3,813	1,004	956			1,960
* Excludes Operating and SG&A Expense of all equity affiliates.

Turnaround Expense ($ Millions), included in
Operating and SG&A Expense*
Atlantic Basin/Europe	12	35	15	108	170	23	9			32
Gulf Coast	64	12	18	28	122	75	35			110
Central Corridor	6	4	16	11	37	5	4			9
Western/Pacific	4	11	7	12	34	22	13			35
Total	86	62	56	159	363	125	61			186
* Excludes Turnaround Expense of all equity affiliates.

Taxes Other than Income Taxes, excluding Excise Taxes ($ Millions)
Atlantic Basin/Europe	18	15	14	15	62	17	15			32
Gulf Coast	22	19	14	14	69	23	21			44
Central Corridor	9	9	8	8	34	10	7			17
Western/Pacific	27	26	26	26	105	29	26			55
Other Refining	(3)	(4)	(3)	1	(9)	3	—			3
Total	73	65	59	64	261	82	69			151

Foreign Currency Gains (Losses) After-Tax ($ Millions)	16	9	(2)	18	41	14	(18)			(4)

Refining—Equity Affiliate Information ($ Millions)
Equity in earnings of affiliates	503	274	69	261	1,107	150	173			323
Less: Share of equity affiliate gross margin included in Realized Refining Margin and other equity affiliate-related costs*	(691)	(428)	(221)	(387)	(1,727)	(352)	(364)			(716)
Equity-affiliate-related expenses not included in Realized Refining Margins	(188)	(154)	(152)	(126)	(620)	(202)	(191)			(393)
Regional Totals
Gulf Coast	(21)	1	19	34	33	11	13			24
Central Corridor	(121)	(112)	(110)	(115)	(458)	(167)	(156)			(323)
Other Regions**	(46)	(43)	(61)	(45)	(195)	(46)	(48)			(94)
Total	(188)	(154)	(152)	(126)	(620)	(202)	(191)			(393)
* Other costs associated with equity affiliates which do not flow through equity earnings.
** Combined equity affiliates reported in Atlantic Basin/Europe and Western/Pacific.

REFINING (continued)

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Atlantic Basin/Europe*
Crude Oil Charge Input (MB/D)	571	555	574	483	546	551	562			556
Total Charge Input (MB/D)	614	597	606	489	576	585	612			598
Crude Oil Capacity Utilization (%)	97%	94%	98%	82%	93%	94%	96%			95%
Clean Product Yield (%)	85%	84%	84%	79%	83%	84%	83%			84%
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Crude Oil Charge Input (MB/D)	584	664	671	682	651	613	673			643
Total Charge Input (MB/D)	643	741	767	762	729	705	771			738
Crude Oil Capacity Utilization (%)	80%	91%	92%	93%	89%	84%	92%			88%
Clean Product Yield (%)	81%	83%	82%	82%	82%	81%	79%			80%

Central Corridor*
Crude Oil Charge Input (MB/D)	457	474	480	479	472	466	493			480
Total Charge Input (MB/D)	473	488	495	494	488	481	511			496
Crude Oil Capacity Utilization (%)	96%	100%	101%	100%	99%	96%	102%			99%
Clean Product Yield (%)	87%	86%	88%	88%	87%	88%	88%			88%
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

Western/Pacific*
Crude Oil Charge Input (MB/D)	401	417	403	419	410	395	424			410
Total Charge Input (MB/D)	441	448	430	450	442	427	450			439
Crude Oil Capacity Utilization (%)	91%	95%	91%	95%	93%	90%	96%			93%
Clean Product Yield (%)	83%	86%	84%	85%	85%	84%	85%			85%
* Includes our proportionate share of a refinery in Melaka, Malaysia.

Worldwide—Including Proportionate Share of Equity Affiliates
Crude Oil Charge Input (MB/D)	2,013	2,110	2,128	2,063	2,079	2,025	2,152			2,089
Total Charge Input (MB/D)	2,171	2,274	2,298	2,195	2,235	2,198	2,344			2,271
Crude Oil Capacity Utilization (%)	90%	94%	95%	92%	93%	90%	96%			93%
Clean Product Yield (%)	84%	85%	84%	84%	84%	84%	83%			84%

Refined Products Production (MB/D)
Atlantic Basin/Europe*
Gasoline	240	239	241	175	224	231	244			238
Distillates	264	249	252	204	242	245	248			246
Other	114	110	116	107	112	112	123			118
Total	618	598	609	486	578	588	615			602
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Gasoline	252	292	304	293	285	276	300			288
Distillates	247	292	295	297	283	270	286			278
Other	147	164	175	184	168	171	197			184
Total	646	748	774	774	736	717	783			750

Central Corridor*
Gasoline	242	242	257	254	249	247	262			254
Distillates	168	175	174	179	174	173	187			180
Other	65	71	66	63	66	63	64			64
Total	475	488	497	496	489	483	513			498
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

Western/Pacific*
Gasoline	188	198	188	191	191	181	198			189
Distillates	177	189	173	193	183	179	186			183
Other	80	65	71	69	71	69	70			69
Total	445	452	432	453	445	429	454			441
* Includes our proportionate share of a refinery in Melaka, Malaysia.

Worldwide—Including Proportionate Share of Equity Affiliates
Gasoline	922	971	990	913	949	935	1,004			969
Distillates	856	905	894	873	882	867	907			887
Other	406	410	428	423	417	415	454			435
Total	2,184	2,286	2,312	2,209	2,248	2,217	2,365			2,291

Market Indicators
Crude and Crude Differentials ($/BBL)
WTI	94.29	94.12	105.80	97.38	97.90	98.75	103.05			100.90
Brent	112.55	102.44	110.36	109.27	108.66	108.22	109.63			108.93
LLS	113.92	104.63	109.89	100.94	107.34	104.43	105.55			104.99
ANS	111.02	104.52	110.52	104.67	107.68	105.74	109.23			107.48
WTI less Maya	(8.54)	(3.55)	6.47	8.12	0.63	9.41	7.27			8.34
WTI less WCS	27.02	16.71	23.07	31.23	24.51	20.83	19.15			19.99

Natural Gas ($/MCF)
Henry Hub	3.48	4.01	3.55	3.84	3.72	5.08	4.58			4.83

Product Margins ($/BBL)
Atlantic Basin/Europe
East Coast Gasoline less Brent	9.70	14.83	13.05	2.95	10.13	5.12	15.23			10.18
East Coast Distillate less Brent	18.78	19.09	17.43	16.35	17.91	22.28	14.30			18.29
Gulf Coast
Gulf Coast Gasoline less LLS	3.41	9.14	5.86	2.89	5.33	5.25	11.53			8.39
Gulf Coast Distillate less LLS	15.67	15.52	16.66	21.48	17.33	18.63	17.00			17.82
Central Corridor
Central Gasoline less WTI	24.04	26.18	14.55	3.23	17.00	13.15	16.09			14.62
Central Distillate less WTI	35.72	29.35	22.95	25.52	28.39	25.94	21.07			23.51
Western/Pacific
West Coast Gasoline less ANS	18.34	20.59	12.39	8.71	15.01	11.75	20.88			16.32
West Coast Distillate less ANS	20.67	16.84	18.42	19.60	18.89	17.55	17.16			17.35

Worldwide Market Crack Spread ($/BBL)*	15.50	17.56	13.44	9.62	14.03	12.44	15.94			14.19
* Weighted average based on Phillips 66 crude capacity.

MARKETING AND SPECIALTIES

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Marketing and Specialties Net Income Attributable to Phillips 66 ($ Millions)
Marketing and Other	177	258	199	54	688	93	119			212
Specialties	13	86	56	51	206	44	43			87
Marketing and Specialties Net Income Attributable
to Phillips 66	190	344	255	105	894	137	162			299

Marketing and Specialties Income before Income Taxes ($ Millions)
Marketing and Other	259	391	273	71	994	135	179			314
Specialties	23	140	89	81	333	70	69			139
Marketing and Specialties Income before
Income Taxes	282	531	362	152	1,327	205	248			453

Marketing and Specialties Adjusted EBITDA	338	516	384	175	1,413	226	271			497

Realized Marketing Fuel Margin ($/BBL)*
U.S.	1.02	1.77	1.25	0.74	1.21	1.19	1.17			1.18
International	3.16	4.93	5.55	3.76	4.36	3.72	4.52			4.12
* On third-party petroleum products sales.

Realized Margins not included in Marketing Fuel Margin
($ Millions)*
Marketing and Other	210	184	141	121	656	139	160			299
Specialties	83	135	112	113	443	106	102			208
Total	293	319	253	234	1,099	245	262			507
* Excludes Gain on Dispositions and Excise Tax Income.

Depreciation and Amortization ($ Millions)
Marketing and Other	30	23	21	21	95	20	21			41
Specialties	3	2	1	2	8	1	2			3
Total	33	25	22	23	103	21	23			44

Operating and SG&A Expense ($ Millions)
Marketing and Other	189	231	220	271	911	274	284			558
Specialties	35	32	29	31	127	32	30			62
Total	224	263	249	302	1,038	306	314			620

Marketing Petroleum Products Sales (MB/D)
U.S. Marketing
Gasoline	1,016	1,138	1,111	1,059	1,081	1,030	1,142			1,086
Distillates	763	817	761	759	775	748	784			766
Other	—	—	—	—	—	—	—			—
Total	1,779	1,955	1,872	1,818	1,856	1,778	1,926			1,852

International Marketing
Gasoline	89	95	95	92	93	89	95			92
Distillates	193	190	190	192	192	196	186			191
Other	16	18	18	17	17	16	19			18
Total	298	303	303	301	302	301	300			301

Worldwide Marketing
Gasoline	1,105	1,233	1,206	1,151	1,174	1,119	1,237			1,178
Distillates	956	1,007	951	951	967	944	970			957
Other	16	18	18	17	17	16	19			18
Total	2,077	2,258	2,175	2,119	2,158	2,079	2,226			2,153

Foreign Currency Gains (Losses) After-Tax ($ Millions)	3	1	1	—	5	—	(3)			(3)

CORPORATE AND OTHER

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Corporate and Other Net Income (Loss) Attributable
to Phillips 66 ($ Millions)	(95)	(126)	(113)	(97)	(431)	(81)	(121)			(202)

Detail of Net Income (Loss) Attributable
to Phillips 66 ($ Millions)
Net interest expense	(43)	(42)	(41)	(40)	(166)	(41)	(39)			(80)
Corporate overhead	(34)	(36)	(32)	(43)	(145)	(40)	(44)			(84)
Technology	(12)	(12)	(12)	(14)	(50)	(13)	(14)			(27)
Other	(6)	(36)	(28)	—	(70)	13	(24)			(11)
Total	(95)	(126)	(113)	(97)	(431)	(81)	(121)			(202)

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(70)	(69)	(68)	(68)	(275)	(69)	(69)			(138)
Capitalized interest	—	—	—	—	—	1	3			4
Interest revenue	5	4	5	6	20	5	6			11
Premium on early debt retirement	—	(1)	(2)	—	(3)	—	—			—
Total	(65)	(66)	(65)	(62)	(258)	(63)	(60)			(123)

Foreign Currency Gains (Losses) After-Tax ($ Millions)	(1)	—	(1)	—	(2)	—	—			—

Phillips 66 Total Company Debt
Total Debt ($ Millions)	6,971	6,469	6,156	6,155	6,155	6,217	6,212			6,212
Debt-to-Capital Ratio (%)	25%	23%	22%	22%	22%	22%	22%			22%

Total Equity ($ Millions)	21,378	21,690	21,994	22,392	22,392	21,829	21,955			21,955

NON-GAAP FINANCIAL MEASURES RECONCILIATION

	Millions of Dollars
	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Midstream Net Income to Adjusted EBITDA
Midstream net income attributable to Phillips 66	111	90	147	121	469	188	108			296
Plus:
Net income attributable to noncontrolling interests	3	2	5	7	17	6	9			15
Provision for income taxes	63	49	87	65	264	108	63			171
Depreciation and amortization	19	19	19	31	88	19	21			40
Midstream EBITDA	196	160	258	224	838	321	201			522

Adjustments (pretax):
EBITDA attributable to Phillips 66 noncontrolling interests	(5)	(4)	(7)	(8)	(24)	(8)	(12)			(20)
Proportional share of selected equity affiliates income taxes	—	2	1	1	4	2	—			2
Proportional share of selected equity affiliates net interest	22	22	33	33	110	30	31			61
Proportional share of selected equity affiliates depreciation and amortization	31	33	37	38	139	39	36			75
Midstream Adjusted EBITDA*	244	213	322	288	1,067	384	256			640
* Proportional share of selected equity affiliates is net of noncontrolling interests.

Reconciliation of Chemicals Net Income to Adjusted EBITDA
Chemicals net income	282	181	262	261	986	316	324			640
Plus:
Provision for income taxes	121	51	105	98	375	126	142			268
Chemicals EBITDA	403	232	367	359	1,361	442	466			908

Adjustments (pretax):
Proportional share of selected equity affiliates income taxes	19	25	25	24	93	27	28			55
Proportional share of selected equity affiliates net interest	2	3	2	3	10	3	1			4
Proportional share of selected equity affiliates depreciation and amortization	58	60	60	68	246	62	62			124
Chemicals Adjusted EBITDA	482	320	454	454	1,710	534	557			1,091

Reconciliation of Refining Net Income to Adjusted EBITDA
Refining net income (loss)	904	455	(30)	418	1,747	306	390			696
Plus:
Provision for income taxes	467	280	22	266	1,035	202	257			459
Depreciation and amortization	177	168	170	170	685	172	174			346
Refining EBITDA	1,548	903	162	854	3,467	680	821			1,501

Adjustments (pretax):
Proportional share of selected equity affiliates income taxes	2	1	—	(7)	(4)	—	1			1
Proportional share of selected equity affiliates net interest	(26)	(24)	(23)	(22)	(95)	(19)	—			(19)
Proportional share of selected equity affiliates depreciation and amortization	58	57	60	62	237	61	61			122
Tax law impacts	(22)	—	—	—	(22)	—	—			—
Refining Adjusted EBITDA	1,560	937	199	887	3,583	722	883			1,605

Reconciliation of Marketing and Specialties Net Income to Adjusted EBITDA
Marketing and Specialties net income	190	344	255	105	894	137	162			299
Plus:
Provision for income taxes	92	187	107	47	433	68	86			154
Depreciation and amortization	33	25	22	23	103	21	23			44
Marketing and Specialties EBITDA	315	556	384	175	1,430	226	271			497

Adjustments (pretax):
Gain on asset dispositions	—	(40)	—	—	(40)	—	—			—
Pending claims and settlements	(25)	—	—	—	(25)	—	—			—
Exit of a business line	54	—	—	—	54	—	—			—
Tax law impacts	(6)	—	—	—	(6)	—	—			—
Marketing and Specialties Adjusted EBITDA	338	516	384	175	1,413	226	271			497

Reconciliation of Phillips 66 Net Income to Adjusted EBITDA
Net income attributable to Phillips 66	1,407	958	535	826	3,726	1,572	863			2,435
Less:
Income from discontinued operations	15	14	14	18	61	706	—			706
Plus:
Net income attributable to noncontrolling interests	3	2	5	7	17	6	9			15
Income taxes	663	507	278	396	1,844	426	487			913
Net interest expense	65	66	65	62	258	63	60			123
Depreciation and amortization	242	229	233	243	947	234	239			473
Phillips 66 EBITDA	2,365	1,748	1,102	1,516	6,731	1,595	1,658			3,253

Adjustments (pretax):
EBITDA attributable to Phillips 66 noncontrolling interests	(5)	(4)	(7)	(8)	(24)	(8)	(12)			(20)
Proportional share of selected equity affiliates income taxes	21	28	26	18	93	29	29			58
Proportional share of selected equity affiliates net interest	(2)	1	12	14	25	14	32			46
Proportional share of selected equity affiliates depreciation and amortization	147	150	157	168	622	162	159			321
Gain on asset dispositions	—	(40)	—	—	(40)	—	—			—
Exit of business line	54	—	—	—	54	—	—			—
Tax law impacts	(28)	—	—	—	(28)	—	—			—
Pending claims and settlements	(25)	—	—	—	(25)	—	—			—
Phillips 66 Adjusted EBITDA	2,527	1,883	1,290	1,708	7,408	1,792	1,866			3,658

Use of Non-GAAP Financial Information—This earnings release supplemental data includes the terms EBITDA and adjusted EBITDA. These are non-GAAP financial measures. EBITDA and adjusted EBITDA are included to help facilitate comparisons of operating performance across periods, to help facilitate comparisons with other companies in our industry and to help facilitate determination of enterprise value. The GAAP measure most directly comparable to EBITDA and adjusted EBITDA is net income.